SUPPLEMENT DATED MARCH 23, 2026

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2025

FOR CLASS I AND CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2025, for Class I and Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Focused Growth Portfolio – At a meeting held on March 18, 2026, the Board of Trustees of Pacific Select Fund, including a majority of the Independent Trustees, approved Janus Henderson Investors US LLC (“Janus”) to continue to serve as sub-adviser to the Focused Growth Portfolio, effective upon the closing of Jupiter Company Limited (through a merger subsidiary) acquiring Janus Henderson Group plc, the parent of Janus (the “Acquisition”). The Acquisition is expected to close in mid- to late-June 2026. Upon the close of the Acquisition, the Focused Growth Portfolio will continue to be sub-advised by Janus, which will remain an indirect subsidiary of Janus Henderson Group plc, which in turn will become a wholly-owned subsidiary of Jupiter Company Limited (a holding company owned by funds associated with Trian Fund Management, LP and General Catalyst Group Management, LLC and others). The same portfolio managers from Janus will continue to have responsibility for the day-to-day management of the Focused Growth Portfolio. As a result, all changes described in this supplement are effective as of the closing of the Acquisition that is expected to occur in mid- to late-June 2026.

Large-Cap Value Portfolio – At a meeting held on March 18, 2026, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Newton Investment Management North America, LLC (“BNY Newton”) to serve as the sub-adviser of the Large-Cap Value Portfolio effective May 1, 2026, replacing ClearBridge Investments, LLC. The Board also approved a management fee waiver for the Large-Cap Value Portfolio effective with the approval of BNY Newton.

In connection with this sub-adviser change, certain principal investment strategies of the Large-Cap Value Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Large-Cap Value Portfolio may be sold and new investments may be purchased in accordance with recommendations by BNY Newton. Pacific Life Fund Advisors LLC, the investment adviser to the Large-Cap Value Portfolio, may begin this transitioning prior to May 1, 2026 utilizing the principal investment strategies described below.

Disclosure Changes to the Fund Summaries section

Bond Plus Portfolio, Large-Cap Plus Bond Alpha Portfolio, Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio), QQQ® Plus Bond Alpha Portfolio, Small-Cap Plus Bond Alpha Portfolio, and International Equity Plus Bond Alpha Portfolio – In the Management subsection, all information regarding Julian Potenza will be removed effective April 1, 2026.

Core Income Portfolio – In the Management subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Portfolio Manager and Primary Title with Sub-Adviser Jeff Klingelhofer, CFA, Managing Director and Portfolio Manager	Experience with Fund Since 2025

Diversified Bond Portfolio – Effective June 30, 2026, in the Management subsection, information regarding Peter W. Palfrey will be deleted and the following will be added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Portfolio Manager and Primary Title with Sub-Adviser Michael F. Gladchun, Portfolio Manager	Experience with Fund Since 2026

Large-Cap Value Portfolio – Effective May 1, 2026, the following changes will be made:

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.61%	0.61%
Service Fee	0.20%	N/A
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.87%	0.67%
Less Fee Waiver[1]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver	0.82%	0.62%

[1]	The investment adviser has agreed to waive 0.05% of its management fee through April 30, 2027. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

In the Examples subsection, the second sentence in the first paragraph will be deleted and replaced with the following:

The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period.

Also in the Examples subsection, the table will be deleted and replaced with the following:

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$84	$273	$477	$1,068
Class P	$63	$209	$368	$830

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization within the range of the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of December 31, 2025, the market capitalization range of the Russell 1000 Value Index was approximately $1.3 billion to $3.8 trillion. As of December 31, 2025, the weighted average market capitalization of the Fund was approximately $431.9 billion.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector at its investment discretion in seeking the investment goal of the Fund. As of December 31, 2025, a significant portion of the Fund is represented by securities of companies in the Financial sector.

The Fund may also invest up to 30% of its assets in foreign securities that may be U.S. dollar-denominated, including American Depositary Receipts (“ADRs”).

The sub-adviser looks for companies it believes are undervalued.

The sub-adviser identifies potential investments through extensive quantitative and fundamental research. The Fund focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors: intrinsic value, sound business fundamentals and positive business momentum.

The sub-adviser will consider selling a portfolio security to pursue more attractive opportunities, or when it believes the security’s valuation is excessive, or when it believes that the issuer has deteriorating fundamentals.

The Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risks subsection, Currency Risk and Emerging Markets Risk will be deleted and Quantitative Modeling Risk will be added before Underlying Fund Risk as follows:

●	Quantitative Modeling Risk: In managing the Fund, the sub-adviser employs quantitative models as an investment management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies). When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. There is no guarantee that the sub-adviser’s use of quantitative models will result in effective investment decisions.

Also in the Principal Risks subsection, the following will be added at the end of Foreign (Non-U.S.) Markets Risk:

Depositary receipts are also subject to these risks.

In the Performance subsection, the following will be added after the last paragraph:

BNY Newton began managing the Fund on May 1, 2026. Another firm managed the Fund before that date.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser — Newton Investment Management North America, LLC (“BNY Newton”). The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Brian C. Ferguson, Lead Portfolio Manager	Since 2026
John C. Bailer, CFA, Portfolio Manager	Since 2026
Keith Howell Jr., CFA, Portfolio Manager	Since 2026

International Value Portfolio – In the Management subsection, the following is added in the “Portfolio Manager and Primary Title with Sub-Adviser” table:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Tyler J. Brown, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2026
Tarit Rao Chakravorti, CFA, Senior Managing Director and Equity Portfolio Manager	Since 2026
Keith E. White, Senior Managing Director and Equity Portfolio Manager	Since 2026

Effective December 31, 2026, in the Management subsection, information regarding Andrew M. Corry and James H. Shakin will be deleted.

Disclosure Changes to the Additional Information About Principal Investment Strategies

and Principal Risks section

Large-Cap Value Portfolio – Effective May 1, 2026, the following changes will be made:

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in common stocks of large companies. The sub-adviser generally considers a company to be a large-capitalization company if the company has a market capitalization that, at the time of investment, falls within the range of companies included in the Russell 1000 Value Index, which measures the performance of the large-capitalization value segment of the U.S. equity universe. As of December 31, 2025, the market capitalization range of the Russell 1000 Value Index was approximately $1.3 billion to $3.8 trillion. As of December 31, 2025, the weighted average market capitalization of the Fund was approximately $431.9 billion.

The Fund may also invest up to 30% of its assets in foreign securities (e.g., securities issued by companies organized under the laws of countries other than the United States) that may be U.S. dollar denominated, including ADRs.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector at its investment discretion in seeking the investment goal of the Fund. As of December 31, 2025, a significant portion of the Fund is represented by securities of companies in the Financial sector.

The sub-adviser looks for companies it believes are undervalued. Undervalued companies may be fundamentally strong, but not fully recognized by investors. Their shares could be good investments because the sub-adviser believes their prices do not reflect the true value of the company. The sub-adviser employs fundamental analysis to analyze each company in detail, evaluating its management, strategy and competitive market position.

In selecting individual companies for investment, the sub-adviser looks for:

●	Share prices that appear to be temporarily oversold or do not reflect positive company developments

●	Companies that it believes are undervalued, particularly if all the parts of the company were valued separately and added together.

●	Special situations including corporate events, changes in management, regulatory changes or turnaround situations.

●	Company-specific items such as competitive market position, competitive products and services, experienced management team and stable financial condition.

The sub-adviser identifies potential investments through extensive quantitative and fundamental research. The sub-adviser focuses on individual stock selection (a “bottom-up” approach), emphasizing three key factors:

●	Intrinsic value: fundamental and quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, which are analyzed and compared against the market;

●	Sound business fundamentals: a company’s balance sheet and income data are examined to determine the company’s financial strength; and

●	Positive business momentum: a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The sub-adviser will consider selling a portfolio security when it believes (i) there is a more attractive alternative; (ii) that the stock’s valuation is excessive; or (iii) that there are deteriorating fundaments such as a loss of competitive advance, a failure in management execution, or a deteriorating capital structure.

The Fund may lend its portfolio holdings to certain financial institutions.

In the Principal Risks subsection, Currency Risk and Emerging Markets Risk will be deleted and Quantitative Modeling Risk will be added alphabetically.

Disclosure Changes to the About Management section

In the table for Aristotle Pacific Capital, LLC, the following is added to the Core Income Portfolio subsection:

Jeff Klingelhofer, CFA	Mr. Klingelhofer is a managing director and portfolio manager on Aristotle Pacific’s Credit Opportunities, Core and Core Plus strategies. Prior to joining Aristotle Pacific in 2024, Mr. Klingelhofer was co-head of investments at Thornburg Investment Management and a portfolio manager on all fixed-income strategies. Mr. Klingelhofer began his investment career in 2005 and has a BA from UC Irvine and an MBA from University of Chicago Booth School of Business. He is a CFA charterholder.

Effective April 1, 2026, in the table for Fidelity Diversifying Solutions LLC, all information regarding Julian Potenza will be deleted from the Bond Plus Portfolio, Large-Cap Plus Bond Alpha Portfolio, Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio), QQQ Plus Bond Alpha Portfolio, Small-Cap Plus Bond Alpha Portfolio, and International Equity Plus Bond Alpha Portfolio subsection.

Effective as of the closing of the Acquisition that is expected in mid- to late- June 2026, the second paragraph within the table for Janus Henderson Investors US LLC is deleted and replaced with the following:

Janus Henderson Investors US LLC, together with its predecessors (“Janus”), has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts, mutual funds, commingled pools or private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a wholly-owned subsidiary of Jupiter Company Limited. As of December 31, 2025, JHG’s total assets under management were approximately $493.2 billion.

Effective June 30, 2026, in the table for Loomis, Sayles & Company L.P., information regarding Peter W. Palfrey, CFA, will be deleted from the Core Plus Relative Return Strategy disclosure within the Diversified Bond Portfolio subsection and the following will be added:

Michael F. Gladchun	Michael F. Gladchun has served as co-lead portfolio manager of the Loomis Sayles Core Plus Relative Return Strategy since 2026. He joined Loomis Sayles in 2004. Mr. Gladchun began his investment career in 2000 and received his BA from the University of Vermont and an MBA from Boston University.

Effective May 1, 2026, the following table will be added in alphabetical order:

Newton Investment Management North America, LLC

201 Washington Street, Boston, Massachusetts 02108

Newton Investment Management North America, LLC (“BNY Newton”) is an indirect, wholly-owned subsidiary of BNY Mellon Investments. BNY Newton provides discretionary and non-discretionary investment advisory services to institutional clients across equity and multi asset strategies. As of December 31, 2025, BNY Newton’s total assets under management, including its affiliates, were approximately $112.7 billion.

LARGE-CAP VALUE PORTFOLIO
Brian C. Ferguson	Lead Portfolio Manager on the Dynamic Large Cap Value Equity strategy since 2003. He began his investment career in 1990 and has a BA from Bucknell University and an MBA from Columbia Business School.
John C. Bailer, CFA	Portfolio Manager since 2005. He began his investment career in 1992 and has a BS from Babson College and an MS from Boston College.
Keith Howell Jr., CFA	Portfolio Manager since 2021. He began his investment career in 2006 and has a BA from Harvard University.

Effective December 31, 2026, in the table for Wellington Management Company LLP, all information regarding Andrew M. Corry and James H. Shakin will be deleted. In addition, the following is added to the International Value Portfolio subsection effective January 13, 2026:

Tyler J. Brown, CFA	Senior Managing Director of Wellington since 2025, and Equity Portfolio Manager of Wellington since 2025. He began his investment career in 2007 and has a BA from the University of Chicago.
Tarit Rao Chakravorti, CFA	Senior Managing Director of Wellington since 2025, and Equity Portfolio Manager of Wellington since 2025. He began his investment career in 2012 and has a BA from Swarthmore College and an MBA from the Massachusetts Institute of Technology.
Keith E. White	Senior Managing Director of Wellington since 2017, and Equity Portfolio Manager of Wellington since 2016. He began his investment career in 2001 and has a BA from James Madison University and an MBA from the Tuck School of Business at Dartmouth.

SUPPLEMENT DATED MARCH 23, 2026

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 1, 2025 FOR THE CAPITAL APPRECIATION PORTFOLIO AND DATED MAY 1, 2025 FOR ALL OTHER FUNDS

This supplement revises the Pacific Select Fund Statement of Additional Information dated October 1, 2025 for the Capital Appreciation Portfolio and dated May 1, 2025 for all other Funds (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective May 1, 2026, the Large-Cap Value Portfolio section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: IPOs; U.S. government securities; corporate debt securities; money market instruments; investment companies; ETFs; MLPs; derivatives (including futures, options and swap transactions); short-selling; forward commitments; and securities of issuers based in emerging market economies (whether U.S. dollar or foreign currency-denominated).

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added in alphabetical order effective May 1, 2026:

Newton Investment Management North America, LLC (“BNY Newton”)

BNY Newton is an equity and multi-asset investment manager providing discretionary and non-discretionary advice to institutional clients. BNY Newton is an indirect, wholly-owned subsidiary of BNY Mellon Investments Corporation, a publicly traded financial holding company engaged in the investment management industry through its subsidiaries.

Also in the Management Firms section, the section for Janus Henderson Investors US LLC (“Janus”) will be deleted and replaced with the following effective as of the closing of Jupiter Company Limited (through a merger subsidiary) acquiring Janus Henderson Group plc, the parent of Janus, that is expected in mid- to late- June 2026:

Janus Henderson Investors US LLC (“Janus”)

Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser, or sub-adviser, to separately managed accounts and mutual funds, as well as commingled pools, private funds, and wrap fee accounts. Janus is an indirect subsidiary of Janus Henderson Group plc (“JHG”), a wholly-owned subsidiary of Jupiter Company Limited.

In the Compensation Structures and Methods section, the following section for BNY Newton will be added in alphabetical order effective May 1, 2026:

BNY Newton

BNY Newton pays its investment professionals out of its total revenues, including sub-advisory fees earned with respect to applicable series of Pacific Select Fund.

BNY Newton’s employees are remunerated using a combination of base salary and discretionary annual incentive which is delivered in a mix of cash and deferred incentive depending on the level of incentive and appropriateness for the role.

Discretionary deferred incentive arrangements can include a mix of a long term incentive plan (LTIP), which has BNY Newton real equity, and awards made under a deferred cash plan linked to the performance of a basket of BNY Newton managed portfolios (pooled vehicles). This approach aligns BNY Newton closely with clients and provides employees with an appropriately balanced discretionary incentive arrangement. Most discretionary incentive eligible employees now receive 100% of their deferred awards in the deferred cash plan linked to the performance of a basket of BNY Newton managed portfolios (pooled vehicles).

For portfolio managers, a portion of the deferred cash award is linked to the performance of a portfolio (pooled vehicle) where they form part of the portfolio management team, and the remaining portion is linked to the performance of the BNY Newton wide basket of portfolios, providing a tangible and direct link between compensation and the performance of the fund they are responsible for.

For awards made under the BNY Newton equity plan, the value of BNY Newton equity is calculated twice a year. The valuation is based on current and future forecasted financial performance of the business. The class of shares, which the participants hold, is nonvoting and non-dividend bearing and the parent company (holding dividend bearing BNY Newton shares with voting rights) retains 100% control of BNY Newton.

It is intended that discretionary incentive awards will be made annually with deferred elements having a three year vesting period. For BNY Newton equity awards, the vesting period will be followed by a minimum further six month and one day holding period.

BNY Newton regularly reviews its compensation approach, including the mixture and features of the deferred compensation schemes, and will make changes that it considers appropriate to ensure that it remains aligned with regulatory requirements, client outcomes, and market practices.

BNY Newton’s compensation structure is designed to reward those professionals who deliver strong long term performance and who do not create inappropriate risk exposure for the firm or its clients. BNY Newton utilizes an online appraisal system to evaluate the performance of all employees (including investment professionals) on an annual basis. Additionally, input from the risk and compliance team on employees’ conduct is collected as part of the appraisal process and can have an impact on discretionary incentive awards. This aims to protect against excessive risk taking and to emphasize appropriate conduct and behavior.

Portfolio managers’ and analysts’ annual performance appraisals consist of both quantitative and qualitative contributions. The quantitative portion is based on portfolio performance and on the performance of the analyst’s investment recommendations over one, three, and five years, weighted heavily toward the three and five year numbers. Factors considered are pre-tax performance versus the Russell 1000 Value total return benchmark, performance relative to peers, up/down capture data, and information ratio. Qualitative assessments include contribution to investment debates; interaction with, and responsiveness to, the wider team and their specific requirements; leadership and communication skills; and collaborative behavior.

Also in the Compensation Structures and Methods section, in the section for ClearBridge, all references to the Large-Cap Value Portfolio will be deleted effective May 1, 2026.

Also in the Compensation Structures and Methods section, in the section for FDS, all references to Julian Potenza will be deleted effective April 1, 2026.

Also in the Compensation Structures and Methods section, in the section for Wellington, all references to Andrew M. Corry and James H. Shakin will be deleted effective December 31, 2026. In addition, the last sentence of the fifth paragraph is deleted and replaced with the following:

Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Brown, Corry, Rao-Chakravorti, Shakin, and White are Partners.

In the Other Accounts Managed section, under Aristotle Pacific’s portion of the table, the following is added:

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Aristotle Pacific
Jeff Klingelhofer [4]
Registered Investment Companies	4	$3,380,834,084	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	13	$56,050,029	None	N/A

4 Other Accounts Managed information as of December 31, 2025.

Also in the Other Accounts Managed section, the following will be added alphabetically to the table effective May 1, 2026:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
BNY Newton
John C. Bailer [4]
Registered Investment Companies	4	$10,755,089,998	None	N/A
Other Pooled Investment Vehicles	4	$3,341,817,088	None	N/A
Other Accounts	18	$15,184,095,529	None	N/A

Brian C. Ferguson [4]
Registered Investment Companies	4	$10,755,089,998	None	N/A
Other Pooled Investment Vehicles	4	$4,133,959,067	None	N/A
Other Accounts	30	$3,610,223,450	1	$24,455,640

Keith Howell, Jr. [4]
Registered Investment Companies	7	$11,315,081,596	None	N/A
Other Pooled Investment Vehicles	5	$3,498,829,267	None	N/A
Other Accounts	8	$869,166,802	None	N/A

4 Other Accounts Managed information as of December 31, 2025.

Also in the Other Accounts Managed section, under ClearBridge’s portion of the table, all information regarding Dmitry Khaykin and Deepon Nag will be deleted effective May 1, 2026.

Also in the Other Accounts Managed section, under FDS’ portion of the table, all information regarding Julian Potenza will be deleted effective April 1, 2026.

Also in the Other Accounts Managed section, under Loomis Sayles’ portion of the table, all information regarding Peter W. Palfrey will be deleted and the following will be added effective June 30, 2026:

Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Loomis Sayles
Michael F. Gladchun [4]
Registered Investment Companies	None	N/A	None	N/A
Other Pooled Investment Vehicles	1	$85,330,779	None	N/A
Other Accounts	4	$312,289,323	None	N/A

4 Other Accounts Managed information as of December 31, 2025.

Also in the Other Accounts Managed section, under Wellington’s portion of the table, all information regarding Andrew M. Corry and James H. Shakin will be deleted effective December 31, 2026 and the following is added:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Wellington
Tyler J. Brown[4]
Registered Investment Companies	1	$11,892,018,324	None	N/A
Other Pooled Investment Vehicles	2	$1,098,591	None	N/A
Other Accounts	None	N/A	None	N/A

Tarit Rao-Chakravorti[4]
Registered Investment Companies	1	$11,892,018,324	None	N/A
Other Pooled Investment Vehicles	2	$1,098,591	None	N/A
Other Accounts	None	N/A	None	N/A
Keith E. White[4]
Registered Investment Companies	2	$14,794,517,689	1	$2,902,499,365
Other Pooled Investment Vehicles	4	$224,901,317	1	$2,582,442
Other Accounts	None	N/A	None	N/A

4 Other Accounts Managed information as of December 31, 2025.

In the Material Conflicts of Interest section, the following will be added in alphabetical order effective May 1, 2026:

BNY Newton

BNY Newton faces a range of potential and actual conflicts of interest arising from the structure of its business, the diversity of its clients, and its affiliations with its parent company, The Bank of New York Mellon (“BNY”) and other affiliated entities. These conflicts may occur when managing multiple client accounts with different investment strategies and fee structures, which could otherwise create incentives to favor certain accounts in the allocation of investment ideas, trade execution, or overall attention. BNY Newton mitigates these risks through various methods including but not limited to trade aggregation and allocation procedures, oversight of execution quality, and policies designed to prevent preferential treatment. It maintains controls separating research dissemination from portfolio management functions to promote fair access to investment opportunities and reduce timing advantages or disadvantages.

Conflicts may also arise when employees serve as dual officers across affiliated entities or when client assets are invested in affiliated pooled vehicles, which could generate incentives to allocate assets in ways that benefit the adviser or its affiliates. These risks are addressed through information barrier controls, the code of ethics policy, and restrictions on personal trading, all of which are designed to ensure that investment decisions remain aligned with client interests rather than the firm. BNY Newton also participates in global research sharing arrangements within an affiliated firm, which enhance investment capabilities but introduce risks related to timing of execution and access to non-public or confidential information. These are managed through a global restricted security list and coordinated trade implementation processes intended to maintain fairness across clients.

In addition, as an asset manager overseeing many accounts with varying objectives, BNY Newton may take investment actions for one client that differ from those taken for another. Conflicts may also arise when different client accounts hold different parts of an issuer’s capital structure, potentially creating opposing economic interests. BNY Newton handles these situations on a case by case basis guided by its conflicts of interest policy, which outlines firmwide responsibilities for identifying, controlling, and monitoring conflicts. Across all of these areas, BNY Newton’s policies and procedures are designed to treat clients equitably and ensure that no client or group of clients is systematically favored or disadvantaged.

Also in the Material Conflicts of Interest section, in the section for Wellington, all references to Andrew M. Corry and James H. Shakin will be deleted effective December 31, 2026. In addition, the sixth sentence of the second paragraph is deleted and replaced with the following:

Messrs. Corry, Shakin, and White also manage accounts which pay performance allocations to Wellington or its affiliates.

APPENDICES

In Appendix B, the following will be added in alphabetical order effective May 1, 2026:

BNY Newton

Proxy Voting Policy and Procedures

Effective as of October 31, 2025

Proxy Statement

As a fiduciary and to meet its obligations as an SEC registered investment adviser, Newton Investment Management North America, LLC (“BNY Newton” or the “Firm”), a subsidiary of The Bank of New York Mellon, (“BNY”), owes its clients a duty of care and a duty of loyalty with respect to all services undertaken on the client’s behalf including (where applicable) the exercise of voting rights.

This summary describes BNY Newton’s approach to exercising voting rights, where discretion over the voting decisions has been delegated to BNY Newton by its clients and where BNY Newton provides guidance on exercising voting rights in securities that BNY Newton has recommended to clients on a non-discretionary basis, e.g. model accounts.

Where applicable, BNY Newton will use its best efforts to exercise voting rights as part of its authority to manage, acquire and dispose of account assets. With respect of funds, i.e. registered investment companies, UCITS or AIFs, which BNY Newton manages and/or sub-advises, The Firm will exercise voting rights under this Policy pursuant to an authority granted under the applicable client agreements.

BNY Newton will exercise voting rights in a prudent and diligent manner and in the best interests of clients.

Voting Guidelines

BNY Newton has established overarching voting guidelines which inform our ultimate voting decision, based on guidance established by internationally recognized governance principles including the OECD Corporate Governance Principles, the ICGN Global Governance Principles, the UK Investment Association’s Principles of Remuneration, and the UK Corporate Governance Code, in addition to other local governance codes.

We have used the services of an independent voting service provider to translate these guidelines into explicit voting actions forming a bespoke voting policy for BNY Newton. This policy will be applied to all our votable holdings, enabling a universal approach to our voting while allowing us to deploy in-depth case-by-case analysis from BNY Investments & Wealth Proxy Voting team (“BNYIW Proxy team”) together with the Newton Responsible Investment team (“RI team”) for those issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions). In these instances, communication with or input from the wider investment team may be sought, as well as, if relevant, engagement with the company. The BNYIW Proxy team retains the ultimate discretion to deviate the vote instruction from the Firm’s bespoke policy’s recommendation.

Our active approach to voting means that our voting decisions reflect our investment rationale and take into consideration engagement activity and the company’s approach to relevant codes, market practices and regulations. These are applied to the company’s unique situation, while also taking into account any explanations offered for why the company has adopted a certain position or policy.

BNY Newton seeks to make proxy voting decisions that are in the best long-term financial interests of its clients, and which seek to support investor value creation by supporting proposals that are consistent with our corporate governance views and investment case.

In general, voting decisions are taken consistently across all BNY Newton’s clients that are invested in the same underlying company. This is in line with the Firm’s investment process that focuses on the long-term success of the investee company. Further, it is BNY Newton’s intention to exercise voting rights in all circumstances where it retains voting authority, subject to practical constraints such as market share blocking (where shares cannot be freely traded during the meeting window) and market or company requirements for Powers of Attorney. Where share blocking would adversely affect clients’ ability to trade or is not in shareholders’ best interests, BNY Newton may refrain from voting. If a required Power of Attorney has not been put in place by a client, BNY Newton will not submit a vote.

Voting Procedures

All voting opportunities are communicated to BNY Newton by way of an electronic voting platform.

The BNYIW Proxy team reviews the bespoke policy recommendation for all issuers and/or proposals which merit greater focus due to the materiality of our investment or the importance of the issue at hand (e.g., shareholder resolution, corporate action, related-party transactions) for matters of concern. Such contentious issues identified may be referred to the appropriate global fundamental equity analyst or portfolio manager for comment. Where an issue remains contentious, BNY Newton may also decide to confer or engage with the company or other relevant stakeholders.

An electronic voting service is employed to submit voting decisions. Voting decisions are submitted via the electronic voting service. The BNYIW Proxy team maintains platform alerts to ensure timely voting, and administrative elements are managed by Newton’s Corporate Actions team and certain BNY operations teams to ensure voting rights can be and are exercised.

Members of certain BNY operations teams are responsible for administrative elements surrounding the exercise of voting rights by ensuring the right to exercise clients’ votes is available and that these votes are exercised.

Voting Service Providers

The Firm utilizes an independent voting service provider for the purposes of managing upcoming meetings via its electronic platform, providing research, and implementing Newton’s bespoke voting policy by issuing recommendations based on that policy. Its voting recommendations are not routinely followed; it is only in the event that we recognize a potential material conflict of interest that the recommendation of our external voting service provider will be applied.

BNY Newton’s external voting provider is subject to the requirements set by the Firm’s Vendor Management Oversight Group. As such, regular due diligence meetings are held, which includes reviewing its operational performance, service quality, and robustness of research and its internal controls, including management of its potential material conflicts of interest. In addition, and along with its other clients, BNY Newton participates in consultations that seek specific feedback on proxy voting matters. This helps ensure alignment of interest between the Firm’s expectations and the voting recommendations provided by the external provider.

Conflicts of Interest

Where BNY Newton acts as a proxy for its clients, a conflict could arise between Newton, the investee company and/or a client when exercising voting rights. BNY Newton has in place procedures for ensuring potential material conflicts of interests are mitigated, while its clients’ voting rights are exercised in their best interests. BNY Newton seeks to avoid potential material conflicts of interest through the application of the proxy voting guidelines in an objective and consistent manner across client accounts, based on, as applicable, internal, and external research and recommendations provided by third party proxy advisory services and without consideration of any BNY Newton client relationship factors, among other considerations.

Where a potential material conflict of interest exists between BNY Newton, the underlying company and/or a client, the voting recommendations of an independent third-party proxy service provider will be applied. All instances where a potential material conflict of interest has been recognized and where BNY Newton engages its proxy voting service provider’s recommendation are disclosed in our annual stewardship report.

Disclosures and Reporting

BNY Newton publishes various items related to its approach, engagements and proxy voting decisions. The Firm’s Proxy Voting Policy and procedures is also summarized in its Form ADV, which is filed with the SEC and furnished to clients. Upon request, BNY Newton will provide clients with information on how their proxies were voted by BNY Newton.

In addition, BNY Newton will submit any applicable regulatory filings related to its proxy voting approach and decisions as required.

Securities Lending

BNY Newton does not engage in securities lending on behalf of its clients; this activity is at the discretion of individual clients.

Controls, Record Keeping and Auditing

Records are kept of all voting decisions, including evidence of the submission and approval process, and are available upon request. In addition, the Corporate Actions team reports monthly on critical risk indicators in relation to voting matters.